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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 27, 1998

     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, which forms BankBoston Home Equity Loan Trust 1998-1)

                            LEHMAN ABS CORPORATION
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            (Exact name of registrant as specified in its charter)

           Delaware                      333-39649             13-3447441
-------------------------------         ------------       -------------------
(State or Other Jurisdiction of         (Commission        (I.R.S. Employer
        Incorporation)                  File Number)       Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                                   10022
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(Address of Principal Executive                                    (Zip Code)
Offices)



       Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events.
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Filing of Derived Materials.*
---------------------------

     In connection with the offering of the BankBoston Home Equity Loan Asset Backed Certificates, Series 1998-1 (the "Certificates") Lehman Brothers Inc. and BancBoston Securities Inc., as underwriters of the Certificates (together, the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriters with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

     In addition, pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-39649). The financial statements will be referred to in the prospectus supplement relating to BankBoston Home Equity Loan Asset-Backed Certificates, Series 1998-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such preliminary prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its BankBoston Home Equity Loan Trust 1998-1.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      23        Consent of PricewaterhouseCoopers.

      99.1      Derived Materials.

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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its BankBoston Home Equity Loan Trust 1998-1.






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN ABS CORPORATION



                                      By: /s/ Samir A. Tabet
                                         -----------------------------
                                          Name:  Samir A. Tabet
                                          Title: Senior Vice-President

Dated:  July 24, 1998






                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
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23     Consent of PricewaterhouseCoopers ................................ 6

99.1   Derived Materials(P) ............................................. 7






                              Exhibit 23:  Consent of Independent Accountants.
                              -----------------------------------------------

We consent to the incorporation by reference in the Prospectus Supplement of BankBoston Home Equity Loan Trust 1998-1, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                              \s\ PricewaterhouseCoopers LLP
                                              ------------------------------
                                                  PricewaterhouseCoopers LLP

New York, New York
July 27, 1998






                                             Exhibit 99.1:  Derived Materials.
                                             ---------------------------------

     In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.